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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: June 25, 1999



                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Ohio                           0-19269                   31-1178151
---------------                ---------------------         -------------
(STATE OR OTHER                (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM  5. OTHER EVENTS.

         As previously reported on Form 8-K, on September 16, 1998, Sun Television and Appliances, Inc. and its subsidiary Sun TV and Appliances, Inc. (collectively, "Sun TV") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 98-2107 (MFW) in the United States Bankruptcy Court for the District of Delaware. Sun TV must file a Monthly Operating Report ("MOR") with the Office of the United States Trustee. The MOR for January 1999 is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                           Description

                 99                Monthly Operating Report for January 1999.





                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUN TELEVISION AND APPLIANCES, INC.


Date: June 25, 1999                By:  /s/ Beth A. Savage
                                      -----------------------------------------
                                        Beth A. Savage, Chief Financial Officer




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EXHIBIT INDEX
                       SUN TELEVISION AND APPLIANCES, INC.
                                    FORM 8-K

         Exhibit No.            Description

                99.1           Monthly Operating Report for January 1999.






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                       PORTER, WRIGHT, MORRIS & ARTHUR LLP
                              41 South High Street
                            Columbus, Ohio 43215-6194
                             Telephone: 614-227-2000
                             Facsimile: 614-227-2100

                                  June 25, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:   Sun Television and Appliances, Inc.
                        Current Report on Form 8-K

Ladies and Gentlemen:

         On behalf of Sun Television and Appliances, Inc. (the "Company"), pursuant to Regulation S-T under the Securities Act of 1933, as amended, and pursuant to the General Instructions to Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K is being transmitted herewith.

         Any questions or comments with respect to this filing should be directed to the undersigned at (614) 227-2025.

                                             Very truly yours,

                                             /s/ John B. Pisaris

                                             John B. Pisaris